SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2016

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

The Priceline Group Provides Certain Prior Period non-GAAP Results under its New Methodology as Previously Reported
As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on August 4, 2016 (the “Prior 8-K”), the Company intends to cease adjusting both non-GAAP net income and adjusted EBITDA for stock-based employee compensation expense, beginning with financial guidance for the Company's fourth quarter 2016. The Company manages stock-based employee compensation expense as a regular business expense and, although it has been adjusting for such expense to aid investors in comparing its results to those of many other technology companies, feels that it is appropriate to no longer exclude stock-based employee compensation from its non-GAAP financial guidance and reporting. Also as previously disclosed in the Prior 8-K, together with the change regarding stock-based employee compensation, the Company will also discontinue adjusting to exclude the income tax expense where no tax payments are owed because of existing net operating loss carryforwards (“NOLs”), primarily related to U.S. federal and state income taxes, because the benefit of the NOLs represents a smaller contribution to non-GAAP net income and because the majority of the NOLs are approaching expiration.
Results for the third quarter 2016 will be reported under the Company's current non-GAAP methodology. The Company will begin its new approach when it gives guidance for the fourth quarter 2016, which it will provide with the release of its results for the third quarter 2016, and non-GAAP results for the fourth quarter 2016 and the year ended December 31, 2016 will be reported using the new methodology. Other than as indicated, the new approach to the Company's non-GAAP reporting will remain consistent with its current methodology. The Company's earnings releases and commentary on its earnings calls with respect to historical results will focus primarily on GAAP results.
The Company is providing the attached Exhibit 99.1, which recasts certain prior period non-GAAP results under the new methodology, which the Company believes will enable analysts to update their earnings models and will help investors to more easily compare its non-GAAP results under the new methodology with its non-GAAP results of prior periods. In addition, until the new methodology has been in place for a year, the Company will include the recast non-GAAP results from the comparable prior period in its earnings releases.

The information contained in this Item 2.02 and in the attached Exhibit 99.1 shall be treated as "furnished" to the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit    Description

99.1
Schedule of certain prior period non-GAAP results under new reporting methodology. The information in Exhibit 99.1 shall be treated as "furnished" to the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  October 6, 2016

EXHIBIT INDEX

Exhibit No.    Description

99.1	Schedule of certain prior period non-GAAP results under new reporting methodology.